        LEASE OF PERSONAL PROPERTY    NUMBER: 3402               EXHIBIT 10.32

--------------------------------------------------------------------------------
L                                               L
E        PSINET INC.                            E      CHARTER FINANCIAL, INC.
S        510 HUNTMAR PARK DRIVE                 S      153 EAST 53RD STREET
S        HERNDON, VIRGINIA  20170-5100          S      NEW YORK, N.Y.  10022
E                                               O
E                                               R
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QUANTITY  DESCRIPTION OF LEASED EQUIPMENT (Show: Make, Kind, Model No., Serial,
          Other Identification) - (If additional space needed attached separate sheet for each copy, marked Schedule to Lease from (Lessor's Name) to (Lessee's Name)).
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          Various equipment as more fully described on the attached Schedule "A"
          annexed hereto and made a part hereof.

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EQUIPMENT IS TO BE
AT LESSEE'S ADDRESS          SEE ATTACHED SCHEDULE  "B" FOR EQUIPMENT LOCATIONS
ABOVE UNLESS A DIFFERENT
LOCATION IS SHOWN HERE.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                             TERM AND RENT PAYMENTS
-------------------------------------------------------------------------------------------------------------------
TERM OF LEASE       RENT PAYABLE        (1) ADVANCE RENT PAID         (2) No. and Amount of Rent Payments
                                                                          (Excluding Advance Rents Paid)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NO. OF MONTHS       MONTHLY              NO. OF      AMOUNT OF EACH        TOTALING     NUMBER      AMOUNT OF EACH
     35                X                PAYMENTS                                          35        1 @ $164,178.00
                                                                                                    34 @  82,089.00
-------------------------------------------------------------------------------------------------------------------

  1. LEASE. Lessor hereby leases to Lessee, and Lessee hires and takes from Lessor, the personal property described above (hereinafter with all renewals, substitutions and replacements and all parts, repairs, improvements, additions and accessories incorporated therein or affixed thereto referred to as the Equipment). The Equipment is and shall at all times be and remain the sole and exclusive personal property of Lessor, and notwithstanding any trade-in or down payment by Lessee or on its behalf with respect to the Equipment, Lessee shall have no right, title or interest therein or thereto except as to the use thereof subject to the terms and/or conditions of this Lease.

  2. TERM. The term of this Lease shall commence on January 15, 1998 and shall continue until the expiration of thirty (30) days after the due date of the last payment of rent shown above (the "Term").

  3. RENTAL. Lessee agrees to pay to Lessor or its assignee during the Term the rent payments shown above with the first rent payment due on the commencement date shown above. Lessee hereby authorizes Lessor to insert the commencement date in the space provided hereinabove. The rent payments shown above together with any and all additional payments to be made by Lessee to Lessor under this Lease are hereinafter referred to as "Rental". All Rental shall be paid without notice or demand and without abatement, deduction or set off of any amount whatsoever, at such address and to such person or persons as Lessor or its assignee shall direct. Any nonpayment of Rental within ten days of when due hereunder shall result in the obligation on the part of Lessee promptly to pay also an amount equal to five percent (5%) (or the maximum rate permitted by law, whichever is less) of the amounts overdue.

  4.  DISCLAIMER OF WARRANTIES; LESSEE'S OBLIGATIONS.  LESSEE ACKNOWLEDGES THAT:
LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT NOR A DEALER THEREIN; THE EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY, DESCRIPTION AND MANUFACTURE SELECTED BY THE LESSEE; LESSEE HAS SELECTED THE EQUIPMENT PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE; LESSEE IS SATISFIED THAT THE EQUIPMENT IS SUITABLE AND FIT FOR ITS PURPOSES; AND LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, CONDITION, MERCHANTABILITY, DESIGN OR OPERATION OF THE EQUIPMENT, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE EQUIPMENT OR WORKMANSHIP IN THE EQUIPMENT, NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY EQUIPMENT LEASED HEREUNDER OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIR, SERVICE OR ADJUSTMENT THEREOF, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY SUCH MAINTENANCE, REPAIRS, SERVICE OR ADJUSTMENT, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS HOWSOEVER CAUSED. LESSOR SHALL NOT BE LIABLE FOR DAMAGES OF ANY KIND INCLUDING ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN THE UNIFORM COMMERCIAL CODE OR OTHERWISE. No defect or unfitness of the Equipment, nor any failure on the part of the manufacturer or the shipper of the equipment to deliver the Equipment or any part thereof to Lessee, shall relieve Lessee of the obligation to pay Rental or any other obligation under this Lease. Lessor shall have no obligation under this Lease in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Lessor agrees, so long as there shall not have occurred and be continuing any Event of Default hereunder, that Lessor will permit Lessee to enforce in Lessee's own name and at Lessee's sole expense any supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable. The parties agree that this Lease is a "Finance Lease" as defined in Article 2A of the Uniform Commercial Code. Lessee acknowledges either (a) that Lessee has reviewed and approved the purchase order, supply contract or purchase agreement ("Supply Contract") covering the Equipment purchased from the vendor or supplier thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee in writing, either previously or by this Lease, of the following: (i) the identity of the supplier/vendor; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the supplier/vendor for a description of any such rights Lessee may have under the Supply Contract.
________________________________________________________________________________
This Lease is subject to the terms and conditions set forth above and in Sections 5 through 20 printed on the reverse and successive sides hereof, and Lessee acknowledges and accepts the provisions thereof.

LESSEE ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS LEASE.

Accepted on December 16, 1997           Date:  December 12, 1997

CHARTER FINANCIAL, INC.                 PSINET INC. (Lessee)
                                        ---------------------------------------
                                        (Signature of Proprietor or name of
                                          Corporation or Partnership)

BY /s/Brian Twomey                      BY  /s/Edward Postal
   ------------------------------           -----------------------------------

Its  Vice President                     Its  Senior Vice President & CFO
    -----------------------------            ----------------------------------
   (Title of Officer)                        (If Corporation, President, Vice
                                              President or Treasurer should sign
                                              and give official title.  If
                                              Partnership, state partner.)

  5. ASSIGNMENT OF LESSOR. This Lease and Lessor's interest in the Equipment shall be assignable by Lessor and by its assigns without notice to or the consent of Lessee, but Lessee shall not be obligated to any assignee of Lessor except upon written notice of such assignment from Lessor or such assignee. Subject to Section 18, hereof, the obligation of Lessee to pay Rental to such assignee and perform all other obligations hereunder shall be absolute, irrevocable, independent and unconditional and shall not be affected by any circumstances whatsoever, and such payments shall be made without interruption, deduction, offset or abatement notwithstanding any event or circumstance whatsoever, including, without limitation, the late delivery, non-delivery, destruction or damage of or to the Equipment, the deprivation or limitation of the use of the Equipment, the bankruptcy or insolvency of Lessor or Lessee or any disaffirmance of this Lease by or on behalf of Lessee, and notwithstanding any defense, setoff, recoupment or counterclaim or any other right whatsoever, whether by reason of breach of this Lease or otherwise which Lessee may now or hereafter have against Lessor and whether any such event shall be by reason of any act or omission of Lessor or otherwise; provided, however, that nothing herein contained shall effect any right by Lessee to enforce against Lessor any claim which Lessee may have against Lessor in any manner other than by abatement, attachment, or recoupment of, interference with, or set-off, counterclaim or defense against, the aforementioned payments to be made to such assignee. Lessee's undertaking herein to pay the Rental to and to perform the other obligations of Lessee hereunder for the benefit of an assignee of Lessor shall constitute a direct, independent and unconditional obligation of Lessee to said assignee. Lessee also acknowledges and agrees that any assignee of Lessor's interest in this Lease shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Lessor) which by the terms of this Lease are permitted to be exercised by Lessor.

  6. DAMAGE TO OR LOSS OF THE EQUIPMENT; REQUISITION. No loss or damage to the Equipment or any part thereof shall affect any obligation of Lessee under this Lease which shall continue in full force and effect. Lessee shall advise Lessor in writing promptly of any item of Equipment lost or damaged and of the circumstances and extent of such damage. If the Equipment is totally destroyed, irreparably damaged, lost, stolen or title thereto shall be requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Lessee shall, at the option of the Lessor, replace the same with like equipment in good repair, condition and working order and transfer title to such replacement item to Lessor by bill of sale and other appropriate documents or pay to Lessor all Rental due and to become due hereunder (with all future Rentals to be paid over the term of the Lease discounted at a rate equal to seven percent (7%)), less the net amount of the recovery, if any, actually received by Lessor from insurance or otherwise for such destruction, damage, loss, theft, requisition or taking. Whenever the Equipment is destroyed or damaged and, in the sole discretion of the Lessor, such destruction or damage can be repaired, Lessee shall, at its expense, promptly effect such repairs as Lessor shall deem necessary for compliance with paragraph 7(a) below. Any proceeds of insurance received by Lessor with respect to such reparable damage to the Equipment shall, at the election of Lessor, be applied either to the repair of the Equipment by payment by Lessor directly to the party completing the repairs, or to the reimbursement of Lessee for the cost of such repairs; provided, however, that Lessor shall have no obligation to make such payment or any part thereof until receipt of such evidence as Lessor shall deem satisfactory that such repairs have been completed and further provided that Lessor may apply such proceeds to the payment of any Rental or other sum due or to become due hereunder if at the time such proceeds are received by Lessor there shall have occurred and be continuing any Event of Default hereunder or any event which with lapse of time or notice, or both, would become an Event of Default. Lessee shall, when and as requested by Lessor, undertake, by litigation or otherwise, in Lessee's name, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking, but Lessor shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking.

  7. AFFIRMATIVE COVENANTS OF LESSEE. Lessee shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it to only ordinary wear and tear and cause to be made all needed and proper repairs, renewals, and replacements thereto; (b) maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment, with additional loss payable provisions in favor of Lessor and any assignee of Lessor as their interests may appear, and maintain general liability insurance in amounts satisfactory to Lessor naming Lessor and any assignee of Lessor as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies reasonably approved by Lessor, and deliver certificates of insurance policies therefor, or duplicates thereof, to Lessor; (c) pay or reimburse Lessor for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interests thereon) levied or based upon or with respect to the Equipment or the Rental or upon the manufacture, purchase, ownership, delivery, leasing, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Lease provided, however, that Lessee shall pay taxes on or measured by the net income of Lessor and franchise taxes of Lessor only to the extent that such net income taxes or franchise taxes are levied or assessed in lieu of such other taxes, assessments or other governmental charges;
(d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rent or services, which might or could if unpaid become a lien on the Equipment; (e) comply in all material respects with all governmental laws, regulations, requirements and rules, all manufacturers instructions and warranty requirements, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Lease; (f) mark and identify the Equipment with all information and in such manner as Lessor or its assigns may request from time to time and replace promptly any such markings or identification which are removed, defaced pr destroyed; (g) at any and all times during business hours, upon prior request by facsimile, grant Lessor free access to enter upon the premises wherein the Equipment shall be located or used and permit Lessor to inspect the Equipment; (h) reimburse Lessor for all charges, cost and expenses (including reasonable attorneys' fees), incurred by Lessor in defending or protecting its interest in the Equipment, in the attempted enforcement or enforcement of the provisions of this Lease or in the attempted collection or collection of any Rental under this Lease; (i) indemnify and hold Lessor harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability), damages, judgments, suits and all legal proceedings, and any and all costs and expenses in connection therewith (including reasonable attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, financing, ownership, delivery, rejection, non-delivery, transportation, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with the Lease, including, without limitation, claims for injury to or death of persons and for damage to property (but excluding any claims resulting from Lessor's gross negligence or willful misconduct), and give Lessor prompt notice of any such claim or liability; (j) upon the expiration of the Term, or any renewal term of this Lease, or upon sooner termination of this Lease, at its own cost and expense, deliver possession of the Equipment to Lessor in the condition in which it is required to be maintained by Lessee hereunder, at a location within the United States designated by the Lessor; and (k) within sixty (60) days after the end of each fiscal quarter, deliver to Lessor a balance sheet as at the end of such quarter and statement of operations for such quarter, and within one hundred and twenty (120) days after the end of each fiscal year, deliver to Lessor a balance sheet as at the end of such year and statement of operations of such year, in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Lessee's chief financial officer as fairly presenting the financial position and results of operations of Lessee in accordance with generally accepted accounting principles, and, in the case of year end financial statements, certified, by an independent accounting firm reasonably acceptable to Lessor.

  8. NEGATIVE COVENANTS OF LEASE. Lessee shall not (a) voluntarily or involuntarily create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or any of Lessee's interests thereunder except for those arising from or imposed by persons claiming by or through or Lessor or Lessor's assignees; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with paragraph 7(a) above;(c) permit the name of any person, association or corporation other than the Lessor to be placed on the Equipment as a designation that might be interpreted as a claim of ownership or security interest (provided, however, that Lessee may place its name on the Equipment so long as such marking indicates that the Equipment is subject to Lessor's right, title and interests as Lessor hereunder); (d) part with possession or control of or suffer or allow to pass out of its possession or control any item of the Equipment or change the location of the Equipment or any part thereof except upon thirty (30) days written notice to Lessor from the address shown above or on Schedule A hereto; (e) ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT except to (i) a wholly-owned subsidiary of Lessee or in connection with the merger or consolidation of Lessee into a wholly-owned subsidiary of Lessee, or (ii) an entity which acquires substantially all of Lessee's s assets and the successor entity agrees in writing to assume this Lease; or (f) change its name or address from that set forth above unless it shall have given Lessor or its assigns no less than thirty
(30) days' prior written notice thereof.

  9. USE OF EQUIPMENT; EQUIPMENT PERSONALITY. So long as no Event of Default shall have occurred, Lessee shall be entitled to possession and use of the Equipment for the Term of this Lease in its lawful business in accordance with the provisions of this Lease. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon, or attached in any manner to real property by cement, plaster, nails, bolts, screws, wires, pipes or otherwise. If requested by Lessor with respect to any item of the Equipment, Lessee will use good faith efforts to obtain and deliver to Lessor waivers of interest or liens in recordable form, reasonably satisfactory to Lessor, from all persons claiming any interest in the real property on which such item of the Equipment is installed or located.

   10. EVENT OF DEFAULT AND REMEDIES. If any one or more of the following events ("Events of Default") shall occur and be continuing; (a) Lessee shall fail to make any payment of rent hereunder within ten (10) days of the date when due or Lessee shall fail to make any other payment hereunder when due if such failure continues for ten (10) days after notice from Lessor; or (b) any certificate, statement, representation, warranty or financial report heretofore or hereafter furnished by or on behalf of Lessee or any guarantor of any of Lessee's obligations hereunder proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or has omitted any material contingent or unliquidated liability or claim against Lessee or any such guarantor; or (C) Lessee or any guarantor of Lessee's obligations shall fail to perform or observe in any material respect any covenant (including, without limitation, the covenant to keep the Equipment free from any mortgage, lien, pledge, encumbrance or attachment of any kind whatsoever), condition or agreement to be performed or observed by it hereunder which failure continues unremedied for more than thirty (30) days from the date of notice of such failure from Lessor; or (d) Lessee or any guarantor of any of Lessee's obligations hereunder shall be in breach of or in default, which breach or default is not waived or cured within any applicable grace or notice period in the payment or performance of any obligation owing to Lessor whether or not related to this Lease and howsoever arising, whether by operation of law or otherwise, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured or unmatured; or (e) Lessee shall fail to comply, which failure is not waived, with the financial covenants (as amended from time to time) set forth in its credit agreement (as amended, restated or replaced, from time to time) with Fleet National Bank, and its successors and assigns (collectively, "Fleet Bank") or in a credit agreement with any other financial institution which provides a working capital facility secured by substantially all the assets of Lessee which replaces the credit facility with Fleet Bank, in whole or in part (a "New Lender"), and as a result of such failure Fleet Bank or such New Lender shall declare an event of default under its credit facility with Lessee and shall exercise its rights and remedies which are available upon such event of default; or (f) Lessee or any guarantor of any of Lessee's obligations hereunder shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), be adjudicated as insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statue, law, rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiesce in the appointment or a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; (g) an order for relief against Lessee or any guarantor of any of Lessee's obligations hereunder shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Lessee or any guarantor of any of Lessee's obligations hereunder under any present or future statue, law, rule or regulation, or within sixty(60) days after the appointment without Lessee's or such guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or such guarantor or of all or any part of its or such guarantor's assets and properties, such an appointment shall not be vacated, or an order, judgment, or decree shall be entered against Lessee or such guarantor by a court of competent jurisdiction and shall continue in effect for any period of twenty(20) consecutive days without a stay of execution or any execution or writ or process shall be issued under any action or proceeding against Lessee whereby the Equipment or its use may be taken or restrained; or
(h) Lessee shall suffer an adverse material change in its financial condition from the date hereof, and as a result thereof Lessor reasonably deems itself or any of the Equipment to be insecure; then and in any such event, Lessor may (but it not obligated to), at the sole discretion of Lessor, without notice or demand, take any one or more of the following steps: (1) Immediately terminate Lessee's rights hereunder; (2) require Lessee, at its expense, promptly to return all or any portion of the Equipment to the possession of the Lessor at such place within the United States as Lessor may designate, or with or without process of law, directly or acting through agents, without liability to Lessor, enter upon the premises of Lessee or other premises where all or any portion of the Equipment may be and take immediate possession of all or any portion of the Equipment, and thenceforth hold, possess, and enjoy the same free from any right of the Lessee to the possession and use of the Equipment for any purpose whatsoever in which event Lessee hereby expressly waives all further rights to possession of the Equipment and all claims for injuries suffered through or caused by any such repossession except for claims resulting from the gross negligence or willful misconduct of Lessor; or (3) sue for and seek to recover from Lessee all rent and other sums then past due pursuant to the terms and provisions of this Lease; or (4) declare immediately due and payable and sue for and seek to recover, all payments of rent, whether or not accrued (with all future rent to be paid over the term of the Lease discounted at a rate equal to seven percent (7%)), and all other amounts payable hereunder, provided, however, upon the occurrence of any of the events specified in subparagraphs (f) or (g) above, all sums as specified in this subparagraph (4) shall immediately be due and payable without notice to Lessee (the date on which Lessor declares all rent and other amounts to be due and payable is hereinafter referred to as the "Declaration Date"); or (5) sell or release any or all of the Equipment at a public or private sale on such terms and notice as Lessor shall deem reasonable and recover from Lessee damages, not as penalty, but herein liquidated for all purposes and in an amount equal to the sum of (i) any accrued and unpaid rent as the later of (A) the date of default or (B) the date that Lessor has obtained possession of the Equipment (the "Computation Date"); (ii) the present value of all future rent reserved in this Lease and contracted to be paid over the unexpired term of the Lease as of the Computation Date, discounted at a rate equal to seven percent (7%); (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection with or otherwise resulting from the Lessee's default; (iv) the amount of the purchase option for the Equipment; and (v) any indemnity, if then determinable, plus interest from the date determined at fourteen percent (14%) per annum; LESS the amount received by Lessor upon such public or private sale or re-lease of such items of Equipment, if any; or (6) with or without terminating this Lease, recover from Lessee damages, not as a penalty, but herein liquidated for all purposes in an amount equal to the sum of (i) any accrued and unpaid rent as of the Declaration Date plus interest at the rate of fourteen percent (14%) per annum; (ii) the present value of all future rent reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to seven percent (7%); (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease, or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from the Lessee's default; (iv) the amount of the purchase option for the Equipment; and (v) any indemnity, if then determinable, plus interest from the date determined at fourteen percent (14%) per annum; or (7) exercise any other right or remedy which may be available under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action or actions, at law or in equity, either to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof or of any warranty or representation herein contained, or in aid of the exercise of any power, right or remedy granted herein. Lessee shall be liable for all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise of Lessor of remedies with respect thereto. Any personalty in or attached to the Equipment when repossessed may be held by Lessor without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is sent by certified or registered mail upon Lessor within five (5) business days after repossession. A termination hereunder shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to terminate and this Lease shall continue in full force and effect as to the remaining items, it any. If this Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, any other indebtedness at any time owing by Lessee to Lessor but only until such time as all Rental due hereunder has been paid and satisfied in full, including, without limitation, any amounts due for any purchase option of Lessee hereunder.

  11. LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to perform or comply with any of its agreements contained herein, Lessor may perform or comply with such agreements and the amount of any commercially reasonable payments and expenses of Lessor incurred in connection with such performance or compliance, together with interest thereon at the rate provided in paragraph 15 below, shall be deemed Rental payable by Lessee upon demand.

  12. FURTHER ASSURANCES. Lessee will cooperate with Lessor for the purpose of protecting the interests of Lessor in the Equipment, this Lease and the sums due under this Lease, including, without limitation the execution of all Uniform Commercial Code financing statements reasonably requested by Lessor. Lessor and any assignee of Lessor is authorized if permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interests in the Equipment, this Lease and the sums due under this Lease without the signature of Lessee or signed by Lessor or any assignee of Lessor as attorney-in-fact for Lessee. Lessee will pay all costs of filing any financing, continuation or termination statements with respect to this Lease, including, without limitation, any documentary stamp taxes relating thereto. Lessee will do whatever may be reasonably necessary to have a statement of the interest of Lessor and any assignee of Lessor in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Lessor or such assignee. Lessee shall execute and deliver to Lessor upon request such other instruments and assurances as Lessor deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Lease and any rights of Lessor hereunder.

  13. NON-WAIVER. No course of dealing between Lessor and Lessee or any delay or omission on the part of Lessor in exercising any rights hereunder shall operate as a waiver of any rights or Lessor. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver or consent shall be binding upon Lessor unless it is in writing and signed by Lessor. To the extent permitted by applicable law, Lessee hereby waives the benefit and advantage of, and covenants not to assert against Lessor, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or re-leasing made under the judgment, order or decree of any court or under the powers of sale and re-leasing conferred by this Lease or otherwise. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Article 2A-508 through 2A-522 of the Uniform Commercial Code, including but not limited to Lessee's rights to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) claim a security interest in the Equipment in Lessee's possession or control for any reason; (vii) deduct all or any part of any claimed damages resulting from Lessor's default; if any, under this Lease; (vii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution of Equipment identified to this Lease; (x) recover any general, special, incidental, or consequential damages, for any reason whatsoever; and (xi) specific performance, replevin, detinue, sequestration, claim, delivery or the like for any Equipment identified to this Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in paragraph 10 or which may otherwise limit or modify any of Lessor's rights or remedies under paragraph 10.

  14. ENTIRE AGREEMENT; SEVERABILITY; ETC. This instrument and the Schedules and Riders hereto constitutes the entire agreement between Lessor and Lessee relating to the Equipment and supersede all prior and contemporaneous conversations, agreements or representations relating to this Lease of the Equipment. Lessee acknowledges and agrees that neither the manufacturer, supplier, shipper, dealer or vendor ("Supplier") nor any salesman, representative or other agent of Supplier, is an agent of Lessor. No salesman, representative or agent of Supplier is authorized to bind Lessor or to waive or alter any term or condition to this Lease and no representation as to the Equipment or any other matter by a Supplier shall in any way affect Lessee's duty to pay Rental and perform its other obligations as set forth in this Lease. If any provision hereof or any remedy herein provided for shall be invalid under applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof. Neither this Lease not any term hereof may be changed, discharged, terminated or waived except by an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. THIS LEASE SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK BY VIRTUE OF LESSOR HAVING SIGNED AND ACCEPTED THIS LEASE IN THE STATE OF NEW YORK, REGARDLESS OF THE ORDER IN WHICH THE SIGNATURES OF THE PARTIES SHALL BE AFFIXED HERETO, SHALL BE DEEMED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW, AND AS PART OF THE CONSIDERATION OF THE LESSOR EXECUTING THIS LEASE, LESSEE HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS LEASE SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE STATE OF NEW YORK AND LESSEE HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND WAIVES THE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE LESSEE HEREIN, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LESSEE AT THE ADDRESS SHOWN ON THE FACE HEREOF WITH AN ADDITIONAL COPY SENT IN THE SAME MANNER, TO THE SAME ADDRESS, MARKED TO THE ATTENTION OF LESSEE'S GENERAL COUNSEL AND SERVICE SO MADE SHALL BE COMPLETE FIVE
(5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. LESSEE AND LESSOR HEREBY WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING UNDER OR IN CONNECTION WITH THIS LEASE. The captions in this Lease are for convenience for reference only and shall not define or limit any of the terms or provisions hereof. This Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors and assigns, subject, however, to the limitations set forth in this Lease with respect to Lessee's assignment hereof. No right or remedy referred to in this Lease is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Lease or otherwise available to Lessor at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument in supplement hereto. TIME IS OF THE ESSENCE WITH RESPECT TO THE OBLIGATIONS OF LESSEE UNDER THIS LEASE.

  15. NO PREPAYMENT; INTEREST. In the event Lessor declares all rents and other amounts payable hereunder to be due and payable pursuant to paragraph 10 above, Lessee shall, upon demand, be required to pay the full amount demanded pursuant to said paragraph 10. All amounts due and payable under this Lease (including past due installments of rent) shall bear interest from and after their respective due dates, at the lesser of fourteen percent (14%) per annum or the highest rate permitted by applicable law, provided, however, that Lessee shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.

  16. NOTICES. Notices hereunder shall be deemed given when delivered personally, the next business day after delivered to a recognized overnight delivery service or five (5) days after sent or by certified or registered mail, return receipt requested, to Lessor and Lessee at their respective addresses set forth at the head of this Lease. Any party hereto may from time to time by written notice to the other change the address to which notices are sent to such party.

  17. PURCHASE OPTION. Notwithstanding anything contained in the Lease or any schedule thereto to the contrary, Lessee shall have the option to purchase the Equipment the subject of any Lease as provided in the Purchase Option Agreement between Lessor and Lessee.

  18. QUIET ENJOYMENT. So long as no Event of Default has occurred and is continuing under this Lease, Lessee shall be entitled to peaceful and quiet use and enjoyment of the Equipment during the Term and such peaceful and quiet use and enjoyment shall not be disturbed by Lessor, Lessor's assignees or any person claiming by or through Lessor.

  19. CERTAIN TAX MATTERS. Notwithstanding anything to the contrary in the Lease or any schedule thereto, Lessee makes no representation or warranty to Lessor as to whether the taxing authorities will treat this Lease as an operating lease or one intended as security nor does Lessee agree to indemnify Lessor with respect thereto.

  20. EARLY TERMINATION. Provided that no Event of Default has occurred and is continuing under the Lease, Lessee shall be entitled, at its option, upon at least thirty (30) days prior written notice to Lessor specifying the termination date, to terminate any Lease prior to the expiration of the Term thereof by paying to Lessor an amount equal to the present value of the remaining rent payments as of the termination date discounted at the rate of seven percent (7%) for all of the Equipment subject to such Lease together with any accrued and unpaid Rental as of the termination date. Notwithstanding anything to the contrary contained herein, Lessee shall be permitted to terminate this Lease in accordance with the provisions in this Section 20 prior to making the first twelve (12) monthly payments of rent, but only in the event that, due to changes in the tax laws, Lessee is obligated to pay taxes on or measured by the net income of Lessor and franchise taxes of Lessor in lieu of such other taxes as Lessee is otherwise obligated to pay under Section 7(c) of this Lease.

 AMENDMENT TO LEASE OF PERSONAL PROPERTY NO.3402 DATED DECEMBER 12, 1997 (THE
                  "AGREEMENT") BY AND BETWEEN PSINET INC. AND
                            CHARTER FINANCIAL, INC.


The Agreement is hereby amended as follows:

1. The first (1/st/) monthly rental payment due on January 15, 1998 shall be decreased by the amount of $4,533.00, from $164,178.00 to $159,645.00 and the next thirty-four (34) rental payments commencing with the rental payment due on February 15, 1998 through and including the monthly rental payment due on November 15, 2000 shall each be decreased by the amount of $2,267.00, from $82,089 each to $79,822 each.

2. Except for the decrease in the remaining monthly rental payments as set forth hereinabove, there are no other modifications or amendments to the Agreement, which remains in full force and effect.



PSINET INC.                                  CHARTER FINANCIAL,INC.

BY: [SIGNATURE ILLEGIBLE]                    By: [SIGNATURE ILLEGIBLE]
   -------------------------------              --------------------------------

TITLE:     CEO & CFO                         Title: Vice President
      ----------------------------                 -----------------------------

Date: December 16, 1997                      Date: December 16, 1997
     -----------------------------                ------------------------------